Van Kampen Advantage Municipal Income Trust II
                          Item 77(O) 10F-3 Transactions
                         May 1, 2005 - October 31, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Virgin  5/13/    -     $98.47 $448,26  500,00    0.11%  0.25%   Bear,    Bear
  ia      05                   0,000      0                     Stearn  Stearn
Tobacc                                                           s &       s
   o                                                             Co.
Settle                                                          Inc.,
 ment                                                           Citigr
Financ                                                           oup,
  ing                                                           First
Corpor                                                          Albany
 ation                                                          Capita
                                                                  l
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 BB&T
                                                                Capita
                                                                  l
                                                                Market
                                                                 s, A
                                                                Divisi
                                                                on of
                                                                Scott
                                                                  &
                                                                String
                                                                fellow
                                                                  ,
                                                                Inc.,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Davenp
                                                                ort &
                                                                Compan
                                                                  y,
                                                                 LLC,
                                                                Morgan
                                                                Keegan
                                                                  &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                 y &
                                                                 Co.
                                                                Incorp
                                                                orated
                                                                , Legg
                                                                Mason
                                                                 Wood
                                                                Walker
                                                                  ,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation